NEWS RELEASE

LUMENTUM ANNOUNCES FISCAL THIRD QUARTER 2017 RESULTS

Fiscal Third Quarter Results

•	Net Revenue of $255.8 million increased 11% year-over-year

•	GAAP Operating margin of 5.3%; Non-GAAP Operating margin of 12.6%

•	GAAP diluted Net loss per share of $(0.92); Non-GAAP diluted Net income per share of $0.49

Milpitas, Calif., May 4, 2017 – Lumentum Holdings Inc. ("Lumentum" or the "Company") today reported results for its fiscal third quarter ended April 1, 2017.

Net revenue for the fiscal third quarter of 2017 was $255.8 million, with GAAP net loss of $(56.0) million or $(0.92) per diluted share. Net revenue for the fiscal second quarter of 2017 was $265.0 million, with GAAP net income of $11.8 million, or $0.19 per diluted share. Net revenue for the fiscal third quarter of 2016 was $230.4 million, with GAAP net loss of $(7.6) million, or $(0.13) per diluted share.

Non-GAAP net income for the fiscal third quarter of 2017 was $30.8 million or $0.49 per diluted share. Non-GAAP net income for the fiscal second quarter of 2017 was $35.9 million, or $0.57 per diluted share. Non-GAAP net income for the fiscal third quarter of 2016 was $19.7 million, or $0.32 per diluted share. The Company held $577.9 million in total cash and cash equivalents at the end of the fiscal third quarter of 2017.

"During the third quarter we made solid progress on our strategic goals in each of our markets," said Alan Lowe, president and CEO. "Our revenue from 100G QSFP28 transceivers targeting hyperscale datacenter applications picked up materially, we shipped record levels of next generation TrueFlex® ROADMs, our commercial lasers business returned to growth, and we made substantial progress on 3D sensing for mobile devices applications."

"Late in the third quarter we saw demand from China slow significantly, and this softness persisted through April. Despite this near-term softness, we remain optimistic about our longer-term outlook. Demand continues to grow for bandwidth across the world’s datacenters and communications networks. Manufacturers are increasingly adopting advanced laser-based techniques. And, leaders in next generation consumer electronics, as well as the automotive industry, are looking to 3D sensing to enable new applications," concluded Mr. Lowe.

Financial Overview – Fiscal Third Quarter Ended April 1, 2017

	GAAP Results ($ in millions)
	Q3	Q2	Q3	Change
	FY 2017	FY 2017	FY 2016	Q/Q	Y/Y
Net revenue	$255.8	$265.0	$230.4	(3.5)%	11.0%
Gross margin	32.1%	32.8%	27.3%	(70)bps	480bps
Operating margin	5.3%	5.0%	(1.0)%	30bps	630bps

	Non-GAAP Results ($ in millions)
	Q3	Q2	Q3	Change
	FY 2017	FY 2017	FY 2016	Q/Q	Y/Y
Net revenue	$255.8	$265.0	$230.4	(3.5)%	11.0%
Gross margin	34.4%	36.9%	32.2%	(250)bps	220bps
Operating margin	12.6%	14.7%	8.8%	(210)bps	380bps

	Net Revenue by Segment ($ in millions)
	Q3	% of	Q2	Q3	Change
	FY 2017	Net Revenue	FY 2017	FY 2016	Q/Q	Y/Y
Optical Communications	$216.1	84.5%	$236.6	$197.2	(8.7)%	9.6%
Lasers	39.7	15.5%	28.4	33.2	39.8%	19.6%
Total	$255.8	100.0%	$265.0	$230.4	(3.5)%	11.0%

The tables above provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled "Use of Non-GAAP Financial Measures."

Business Outlook

For the fiscal fourth quarter of 2017, the Company expects net revenue to be in the range of $220 million to $235 million, non-GAAP operating margin to be 9.0% to 11.0%, and non-GAAP diluted earnings per share to be $0.30 to $0.40 per share, based on approximately 63.7 million shares outstanding on a fully diluted basis.

We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liabilities adjustments, restructuring, stock-based compensation, litigation, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. For example, the unrealized gain or loss on the derivative liabilities for Convertible Senior Notes (the “convertible notes”) issued in March 2017 and Series A Preferred Stock in our fiscal third quarter of 2017 was a loss of $56.6 million, as compared to a gain on the derivative liability for Series A Preferred Stock of $4.8 million in the fiscal second quarter of 2017. These liabilities are revalued based on the fair market value of our common stock on the last day of each fiscal quarter, which is difficult to predict and subject to change.

Conference Call

Lumentum will host a conference call on May 4, 2017 at 5:30am PT/8:30am ET. A live webcast of the call and the replay will be available on the Lumentum website at http://investor.lumentum.com. Supporting materials outlining the Company’s latest financial results will be posted on http://investor.lumentum.com under the "Events and Presentations" section concurrently with this earnings press release. This press release will be available on our website at http://investor.lumentum.com under the "Financial News Releases" section and is also being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission and will be available at http://www.sec.gov/.

About Lumentum

Lumentum (NASDAQ: LITE) is a market-leading manufacturer of innovative optical and photonic products enabling optical networking and commercial laser customers worldwide. Lumentum’s optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum’s commercial lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in Milpitas, California with R&D, manufacturing, and sales offices worldwide. For more information, visit https://www.lumentum.com/en.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include our expectations for our markets, including demand for certain products and demand in certain markets, any anticipation or guidance as to future financial performance, including future net revenue, earnings per share, and operating margins, the number of outstanding shares, anticipated sales trends and demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ from those contemplated are: (a) quarter-over-quarter product mix fluctuations which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) trends in average selling prices across our business; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products; (f) various risks related to our business, including in relation to competition, production and sales, and (g) risks related to our separation from Viavi Solutions (formerly JDS Uniphase). All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities.
For more information on these and other risks, please refer to the "Risk Factors" section included in the Company’s 10-Q for the quarter ended April 1, 2017 filed with the Securities and Exchange Commission, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements and preliminary financial results contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law.

Contact Information

Investors: Chris Coldren, 408-404-0606; investor.relations@lumentum.com
Press: Greg Kaufman, 408-546-4593; media@lumentum.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

LUMENTUM HOLDINGS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	April 1, 2017	April 2, 2016	April 1, 2017	April 2, 2016
Net revenue	$255.8	$230.4	$778.9	$661.3
Cost of sales	172.0	165.9	523.0	458.4
Amortization of acquired technologies	1.7	1.7	5.1	5.1
Gross profit	82.1	62.8	250.8	197.8
Operating expenses:
Research and development	37.3	35.3	112.9	104.7
Selling, general and administrative	28.1	28.0	84.2	87.8
Restructuring and related charges	3.1	1.8	10.0	3.9
Total operating expenses	68.5	65.1	207.1	196.4
Income (loss) from operations	13.6	(2.3)	43.7	1.4
Unrealized loss on derivative liabilities	(56.6)	(4.8)	(74.5)	(5.0)
Interest and other expenses, net	(1.4)	(0.4)	(1.4)	(1.1)
Loss before income taxes	(44.4)	(7.5)	(32.2)	(4.7)
Provision for income taxes	11.6	0.1	15.4	0.3
Net loss	(56.0)	(7.6)	(47.6)	(5.0)

Net loss per share:
Basic	$(0.92)	$(0.13)	$(0.79)	$(0.08)
Diluted	$(0.92)	$(0.13)	$(0.79)	$(0.08)

Items reconciling net loss to net loss available to common stockholders:
Dividends on Series A preferred stock	(0.2)	(0.3)	(0.6)	(0.6)
Adjustment for Series A preferred stock redemption value	—	—	—	(11.7)
Net loss available to common stockholders	$(56.2)	$(7.9)	$(48.2)	$(17.3)

Net loss available to common stockholders per share:
Basic	$(0.92)	$(0.13)	$(0.80)	$(0.29)
Diluted	$(0.92)	$(0.13)	$(0.80)	$(0.29)

Shares used in per share calculation:
Basic	61.0	59.2	60.4	59.0
Diluted	61.0	59.2	60.4	59.0

LUMENTUM HOLDINGS INC.
CONSOLIDATED BALANCE SHEETS
(in millions, except share and per share data)
(unaudited)

	April 1, 2017	July 2, 2016
ASSETS
Current assets:
Cash and cash equivalents	$577.9	$157.1
Accounts receivable, net of allowance for doubtful accounts of $1.5 and $0.9 as of April 1, 2017 and July 2, 2016, respectively	185.4	170.5
Inventories	116.9	100.6
Prepayments and other current assets	61.4	61.3
Total current assets	941.6	489.5
Property, plant and equipment, net	246.6	183.4
Goodwill and intangibles, net	22.3	19.9
Deferred income taxes, net	31.1	31.9
Other non-current assets	2.9	1.6
Total assets	$1,244.5	$726.3
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK, AND EQUITY
Current liabilities:
Accounts payable	$118.4	$118.3
Accrued payroll and related expenses	31.1	26.5
Income taxes payable	0.4	1.9
Accrued expenses	23.0	14.9
Other current liabilities	19.2	12.1
Total current liabilities	192.1	173.7
Convertible note	313.4	—
Derivative liabilities	214.7	10.3
Other non-current liabilities	19.9	9.1
Total liabilities	740.1	193.1

Redeemable convertible preferred stock:
Non-controlling interest redeemable convertible Series A preferred stock, $0.001 par value, 10,000,000 authorized shares; 35,805 shares issued and outstanding as of April 1, 2017, and July 2, 2016	35.8	35.8
Total redeemable convertible preferred stock	35.8	35.8
Stockholders’ equity:
Common stock, $0.001 par value, 990,000,000 shares authorized, 61,105,106 and 59,580,596 shares issued and outstanding as of April 1, 2017, and July 2, 2016, respectively	0.1	0.1
Additional paid-in capital	489.8	467.7
Retained earnings (deficit)	(28.0)	20.2
Accumulated other comprehensive income	6.7	9.4
Total stockholders’ equity	468.6	497.4
Total liabilities and stockholders' equity	$1,244.5	$726.3

Use of Non-GAAP Financial Measures

In this press release, Lumentum provides investors with gross margin, operating margin, net income, net income per share and Adjusted EBITDA on a non-GAAP basis. Lumentum also provides supplemental gross profit, income (loss) before income taxes and certain expenses (collectively “non-GAAP expenses”) on a non-GAAP basis. Lumentum believes this non-GAAP financial information provides additional insight into the Company's on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company's on-going operations and enable more meaningful period to period comparisons. Specifically, the Company believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such operating performance. However, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The non-GAAP financial measures used in this press release should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future. Further, these non-GAAP financial measures may not be comparable to similarly titled measurements reported by other companies.

Non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income, and non-GAAP net income per share, Adjusted EBITDA, non-GAAP gross profit, income (loss) before income taxes and non-GAAP expenses exclude (i) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (ii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iii) stock-based compensation, (iv) amortization of intangibles, (v)amortization of acquired developed technologies, (vi) non-cash interest expense, (vii) unrealized loss on derivative liabilities, and (viii) warranty charges related to our vendor quality issues with expected future recoveries and (ix) other charges comprising mainly of one-time provision for excess and obsolete inventory, acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations including post-separation activities such as small site consolidations, reorganizations, insourcing or outsourcing of activities, severance related costs and transition related costs for the separation from Viavi. In the fiscal third quarter of 2017, we issued $450 million in aggregate principal amount of convertible senior notes (the “convertible notes”). As of the last day of the third quarter, the Company could only satisfy its conversion obligations in cash. Accordingly, the conversion option of the convertible notes is accounted for as a derivative liability under GAAP and therefore, fluctuates with the fair market value of our stock price as of the end of the quarter. Subject to the satisfaction of certain conditions set forth more fully in the indenture governing the convertible notes, the Company will evaluate the conversion option and if the Company meets the requirements to account for the conversion option as equity, the conversion option will no longer be marked to market, and will be reclassified to equity. Management does not believe that these items are reflective of the Company's underlying operating performance. The presentation of these and other similar items in Lumentum's non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual.

A quantitative reconciliation between GAAP and non-GAAP financial data with respect to historical periods is included in the supplemental financial table attached to this press release. The Company has not reconciled its projections of non-GAAP earnings per share. As items that impact net loss are out of the Company's control and/or cannot be reasonably predicted, Lumentum has determined that a quantitative reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures cannot be provided without unreasonable efforts.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	April 1, 2017	April 2, 2016	April 1, 2017	April 2, 2016

Gross profit on GAAP basis	$82.1	$62.8	$250.8	$197.8
Stock-based compensation	1.9	2.2	6.0	4.9
Other charges related to non-recurring activities	2.2	7.5	12.1	7.5
Amortization of intangibles	1.7	1.7	5.1	5.1
Gross profit on non-GAAP basis	$87.9	$74.2	$274.0	$215.3

Research and development on GAAP basis	$37.3	$35.3	$112.9	$104.7
Stock-based compensation	(3.0)	(2.5)	(8.8)	(6.7)
Other charges related to non-recurring activities	(0.1)	—	(0.7)	(0.6)
Research and development on non-GAAP basis	$34.2	$32.8	$103.4	$97.4

Selling, general and administrative on GAAP basis	$28.1	$28.0	$84.2	$87.8
Stock-based compensation	(3.2)	(3.4)	(10.1)	(9.3)
Other charges related to non-recurring activities	(3.3)	(3.4)	(7.1)	(15.4)
Amortization of intangibles	(0.1)	(0.1)	(0.3)	(0.3)
Selling, general and administrative on non-GAAP basis	$21.5	$21.1	$66.7	$62.8

Income (loss) from operations on GAAP basis	$13.6	$(2.3)	$43.7	$1.4
Stock-based compensation	8.1	8.1	24.9	20.9
Other charges related to non-recurring activities	5.6	10.9	19.9	23.5
Amortization of intangibles	1.8	1.8	5.4	5.4
Restructuring and related charges	3.1	1.8	10.0	3.9
Income from operations on non-GAAP basis	$32.2	$20.3	$103.9	$55.1

Loss before income taxes on GAAP basis	$(44.4)	$(7.5)	$(32.2)	$(4.7)
Stock-based compensation	8.1	8.1	24.9	20.9
Other charges related to non-recurring activities	5.6	10.9	19.9	23.5
Amortization of intangibles	1.8	1.8	5.4	5.4
Restructuring and related charges	3.1	1.8	10.0	3.9
Non-cash other income (expense)	(0.1)	—	(0.3)	—
Effective interest expense on Convertible note	1.0	—	1.0	—
Unrealized loss on derivative liabilities	56.6	4.8	74.5	5.0
Income before income taxes on non-GAAP basis	$31.7	$19.9	$103.2	$54.0

Provision for income taxes on GAAP basis	$11.6	$0.1	$15.4	$0.3
Impact of non-GAAP income tax benefit (expense)	(10.7)	0.1	(9.6)	0.1
Provision for income taxes on non-GAAP basis	$0.9	$0.2	$5.8	$0.4

Net loss on GAAP basis	$(56.0)	$(7.6)	$(47.6)	$(5.0)

Stock-based compensation	8.1	8.1	24.9	20.9
Other charges related to non-recurring activities	5.6	10.9	19.9	23.5
Amortization of intangibles	1.8	1.8	5.4	5.4
Restructuring and related charges	3.1	1.8	10.0	3.9
Non-cash other income (expense)	(0.1)	—	(0.3)	—
Effective interest expense on Convertible note	1.0	—	1.0	—
Unrealized loss on derivative liabilities	56.6	4.8	74.5	5.0
Impact of non-GAAP income tax benefit (expense)	10.7	(0.1)	9.6	(0.1)
Net income on non-GAAP basis	$30.8	$19.7	$97.4	$53.6

Net income per share on non-GAAP basis	$0.49	$0.32	$1.55	$0.88

Shares used in per share calculation - diluted on GAAP basis	61.0	59.2	60.4	59.0
Non-GAAP adjustment (a)	2.4	2.3	2.5	1.9
Shares used in per share calculation - diluted on non-GAAP basis	63.4	61.5	62.9	60.9

(a) This adjustment represents weighted-average potentially dilutive securities excluded from the computation of diluted net loss per share attributable to common stockholders on GAAP basis because the effect would have been antidilutive. This adjustment amount is added for the computation of diluted net income per share on non-GAAP basis as we had a net income on non-GAAP basis for all periods presented.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(in millions)
(unaudited)

	Three Months Ended		Nine Months Ended
	April 1, 2017	April 2, 2016	April 1, 2017	April 2, 2016
GAAP net loss	$(56.0)	$(7.6)	$(47.6)	$(5.0)
Interest and other expense (income), net	1.4	0.4	1.4	1.1
Provision for income taxes	11.6	0.1	15.4	0.3
Depreciation	14.1	11.3	39.1	35.1
Amortization	1.8	1.8	5.4	5.4
EBITDA	(27.1)	6.0	13.7	36.9
Restructuring and related charges	3.1	1.8	10.0	3.9
Stock-based compensation	8.1	8.1	24.9	20.9
Other charges related to non-recurring activities	5.6	10.9	19.9	23.5
Unrealized loss on derivative liabilities	56.6	4.8	74.5	5.0
Adjusted EBITDA	$46.3	$31.6	$143.0	$90.2